As filed with the Securities and Exchange Commission on April 26, 2018

Registration File Nos. 033-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 25	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 28	[X]
(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
John D. Piller, Esq. Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Blvd. Charlotte, North Carolina 28262	Jeffrey S. Puretz, Esq. Dechert LLP 1900 K Street, NW Washington, D.C. 20006

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On May 1, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2018

Individual flexible-premium deferred variable annuities
funded through

TIAA Separate Account VA-1

of Teachers Insurance and Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2018, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Imaging Services), by calling 800-223-1200 or by going to the website www.tiaa.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Definitions 3

Summary 4

Teachers Insurance and Annuity Association of America  6

The separate account 6

Adding, closing or substituting portfolios  7

Investment objective 7

Investment mix 8

Principal risks of investing in the SIA  8

Additional information about investment objective  10

Additional information about investment strategies and risks  10

Portfolio turnover 13

Portfolio holdings 13

More about the benchmark 13

Valuation of assets 14

Management and investment advisory arrangements  15

The account’s investment adviser  15

Portfolio management 16

The contract 16

Eligible purchasers of the contract  17

Remitting premiums 17

Important information about procedures for purchasing a new contract  18

Accumulation units 20

More about remitting premiums  20

The fixed account  21

Transfers between the separate account and the fixed account  21

Cash withdrawals 21

General consideration for all
transfers and cash withdrawals  22

Tax issues 22

Market timing 23

Charges 23

Separate account charges 23

Other charges 24

Brokerage commissions and related transaction expenses  24

The annuity period 25

Annuity starting date 25

Income options 26

Death benefits 27

Methods of payment 28

Timing of payments 29

Federal income taxes 29

Important transaction information  34

Legal proceedings 37

Additional information about index providers  37

Additional information about the separate account and the Management Committee  37

Condensed financial information  38

Table of contents for the Statement of Additional Information  42

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

Definitions

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units.

Accumulation Period The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit A share of participation in the separate account.

Advisors Teachers Advisors, LLC, the investment adviser to the separate account.

Annuitant The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE MKT (collectively with the NYSE, the “NYSE Exchanges”) are open for trading. A Business Day generally ends at 4:00 p.m. Eastern Time, or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day Any day of the year. Calendar days end at the same time as Business Days.

Contract The fixed and variable components of the individual, flexible-premium deferred Teachers Personal Annuity described in this Prospectus.

Contractowner The person (or persons) who controls all the rights and benefits under a contract.

CREF The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

TIAA Separate Account VA-1  ■   Prospectus     3

General Account All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Good Order Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Income Option Any of the ways you can receive annuity income, which must be from the fixed account.

IRC The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Premium Any amount you invest in the contract.

Separate Account TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA Teachers Insurance and Annuity Association of America.

Valuation Day Any Business Day.

Summary

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The fixed account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible purchasers of the contract” below).

The separate account

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject

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to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

Expenses

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfer to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge[1]	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)[2]	0.15%
Total Annual Expenses[3]	0.75%

[1]	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
[2]	Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.
[3]	If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other charges” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same. This table is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the
applicable time period:	$8	$24	$42	$93
If you annuitize at the end of the applicable time period:	$8	$24	$42	$93
If you do not withdraw your entire accumulation:	$8	$24	$42	$93

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Restrictions on Transfers and Cash Withdrawals. Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½. For more information, see “Income options” and “Federal income taxes” below.

For more information on the features of the separate account’s contract, please see “The contract” below. For condensed financial information pertaining to the separate account, please see “Condensed financial information” below.

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is located at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2017, TIAA’s statutory admitted assets were approximately $295 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1 trillion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

The separate account

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management

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investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal income taxes” below).

Adding, closing or substituting portfolios

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

Investment objective

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

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Investment mix

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000 Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The SIA buys most, but not necessarily all, of the stocks in the Index, and attempts to closely match the overall investment characteristics of the Index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

Principal risks of investing in the SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. An investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the SIA holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial market as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the SIA may undergo an extended period of  decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

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• Index Risk—The risk that the SIA’s performance may not correspond to, or may underperform, its benchmark index for any period of time. Although the SIA attempts to use the investment performance of the SIA’s index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the SIA may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the SIA wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the SIA wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

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Additional information about investment objective

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

 The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and investment advisory arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

Additional information about investment strategies and risks

Other investments

The SIA may invest in stock index futures contracts, options (puts and calls) on futures contracts, debt securities, other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the SIA’s investment objective and restrictions, policies and current regulations. The SIA may use swaps to hedge or manage the risks associated with the assets held in the SIA or to facilitate implementation of portfolio strategies of purchasing and selling assets for the SIA’s portfolio. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

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Options, futures and other investments

The SIA may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the SIA’s portfolio. Such options may include put and call options on securities of the types in which the SIA may invest and on securities indices composed of such securities. The SIA may also purchase futures to the extent permitted by the NYDFS, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures contracts in seeking to meet the separate account’s investment objective, including for cash management purposes. However, use of these instruments involves special considerations and risks.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. Changes in regulation relating to a mutual fund’s use of derivatives could potentially limit or impact the SIA’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the SIA. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective. Cash assets are generally not income-generating and could impact the SIA’s performance, as compared with a portfolio maintaining lower cash balances.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when-issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when-issued” basis, with the exact terms set at the

TIAA Separate Account VA-1  ■  Prospectus     11

time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 ¹/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value (“AUV”) may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

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“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

Portfolio turnover

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater transaction costs, including greater brokerage commissions or bid-ask spreads, borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed financial information.”

Portfolio holdings

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

More about the benchmark

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

Advisors will adjust the SIA’s portfolio to reflect changes in the benchmark index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

Russell 3000 Index

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2017, the Russell 3000 Index had a mean market capitalization of $164.3 billion and a median market capitalization of $1.8 billion. The largest market capitalization of companies in the Russell 3000 Index was $867.5 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

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Valuation of assets

Advisors calculates the value of the assets in the separate account as of the close of every Valuation Day. We generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the separate account. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. We may also use “fair value” if events that have an effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time the separate account’s AUV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the separate account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the separate account’s AUV. Although we fair value portfolio securities on a security-by-security basis, foreign portfolio securities may be fair valued more frequently than other securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any Valuation Day (generally 4:00 p.m. Eastern Time). This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the separate account to the detriment of longer-term investors, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the separate account uses a fair value pricing service approved by the separate account’s Management Committee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the separate account may cause the AUV of the separate account’s

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units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

Management and investment advisory arrangements

The account’s investment adviser

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2017, Advisors and TCIM together had approximately $371 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. The Agreement sets the investment advisory fee at an annual rate of 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory fee charged is equivalent to an annual rate of 0.15% of the average daily net assets, which was the fee charged by Advisors to the separate account during the fiscal year ended

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December 31, 2017. This voluntary waiver may be discontinued at any time without notice.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the Management Committee’s most recent approval of the Agreement is available in the separate account’s most recent Semiannual Report to contractowners for the six-month period ended June 30. For a free copy of the separate account’s reports, please call 800-223-1200, visit the separate account’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management

The SIA is managed by a team of managers, whose members are responsible for its day-to-day management, with expertise in the area(s) applicable to the SIA’s investments. The following is a list of members of the management team primarily responsible for managing the SIA’s investments, along with their relevant experience. The members of this team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005

Lei Liao, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of interest in the SIA.

The contract

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from

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eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

Eligible purchasers of the contract

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

Remitting premiums

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives, in good order, your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

Please send your check, payable to TIAA, along with your application to:

TIAA

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the

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$250 minimum initial premium amount.) Note that TIAA cannot accept credit cards, money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two Business Days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five Business Days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Important information about procedures for purchasing a new contract

Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your primary telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $100. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the Business Day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity

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starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3. Specify on the wire or payment:

• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false

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information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

Accumulation units

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the Business Day when TIAA received your premium. TIAA may use a later Business Day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the Business Day when it receives your completed transaction request, in good order, and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the Valuation Day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last Valuation Day of the month when TIAA receives, in good order, all required information and documentation (see “The annuity period” below). For amounts to be applied to begin death benefits, the unit value will be the one for the Valuation Day when TIAA receives proof of death (see “Death benefits” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each Valuation Day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges. B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

More about remitting premiums

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

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The fixed account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers between the separate account and the fixed account

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

Cash withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no

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premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

General consideration for all transfers and cash withdrawals

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the Business Day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the close of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800-842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA Web Center’s account access feature over the Internet at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

The separate account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the separate account) in the SIA’s portfolio, or using the proceeds from sales of portfolio securities. The separate account also may meet transfer or withdrawal requests through overdrafts at the separate account’s custodian, by borrowing under a credit agreement to which the separate account is a party or by borrowing from certain other registered investment companies advised by Advisors or TCIM under an inter-fund lending program maintained by the separate account and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentences are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Tax issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal income taxes” below.

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Market timing

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account primarily consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

Charges

Separate account charges

Charges are deducted each Valuation Day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses (excluding acquired fund fees and expenses, if any) will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate of 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory fee charged is equivalent to an annual rate of 0.15% of the average daily net assets, which was the fee charged by Advisors to the separate account during the fiscal year ended December 31, 2017. This voluntary waiver may be discontinued at any time without notice.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as

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allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge (excluding acquired fund fees and expenses, if any) to a maximum of 1.50% of average daily net assets per year.

Other charges

No Deductions from Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states, Puerto Rico and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when amounts are applied to provide annuity payments. However, if a jurisdiction imposes premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes range from 0.00% to 3.50% of annuity considerations.

Brokerage commissions and related transaction expenses

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

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The annuity period

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity starting date

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election

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option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

Income options

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-

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thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit after the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

Death benefits

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a Business Day, on the next Business Day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The fixed account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified

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in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will pay the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Sections 72(s) or 401(a)(9), as applicable to your Contract.

Methods of payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

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Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. The fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

Timing of payments

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE Exchanges are closed (or trading is restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

Federal income taxes

The following discussion is based on current federal income tax laws under the IRC and the relevant regulations issued by the Department of Treasury. TIAA cannot guarantee that the law or regulations will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

Tax status of the contract

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be

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“adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contractowners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the investment accounts of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify Contracts as necessary to prevent a Contract owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such.

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Taxation of annuities

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Medicare Tax. Distributions from after-tax contracts may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (i.e., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

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Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Enacted Tax Legislation. On December 22, 2017, H.R. 1 was enacted into law as P.L. 115-77 (popularly known as the “Tax Cuts and Jobs Act”), permanently cutting the corporate tax rate from 35% to 21%, temporarily reducing individual tax rates and providing a partial deduction for certain income earned by pass-through entities until 2026, while making fundamental changes to the taxation of foreign persons and income. To broaden the income tax base to pay for the rate cuts and pass-through income deduction, many corporate deductions have been eliminated or modified and many individual deductions suspended until 2026. With most provisions effective on January 1, 2018, the Joint Committee on Taxation (JCT) estimates that the Act will increase the federal deficit by approximately $1.5 trillion over 10 years. The JCT also estimates that the Act will result in some economic growth over the same period. While the Act is expected to have effects on the economy that will impact interest rates and investment performance, we cannot predict those effects. You should discuss the possibility of such impacts with your financial adviser.

The individual provisions of the Act may impact your personal tax situation, including the benefit of tax-deferral. You should discuss the impact of the Act on your personal tax situation with your tax adviser.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Transfers, assignments or exchanges of a contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. In some cases, the recipient can choose not to

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have tax withheld from distributions. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes.

Multiple contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliates’ non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. The federal estate tax, gift tax and generation-skipping transfer tax exemption is $11,200,000 for 2018. The maximum federal estate tax, gift tax and generation-skipping transfer tax rate is 40%. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Residents of Puerto Rico

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be

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subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

Possible charge for TIAA’s taxes

Currently, TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above), but TIAA reserves the right to charge the separate account or the contracts for any other cost that TIAA believes should be attributed to them.

Tax advice

The above discussion on tax laws is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transaction type; in addition, foreign, state and local taxes may be implicated upon distribution. The general information provided above does not cover every situation. For complete information on your personal tax situation, check with a qualified tax adviser.

Important transaction information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The separate account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required

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under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice in good order, satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received in good order. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will

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not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA Internet home page at www.tiaa.org.

TIAA can suspend or terminate your ability to transact by telephone, Internet or by fax at any time for any reason. Also, telephone, Internet or fax transactions may not always be available.

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800-223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding: To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800-233-1200 or write TIAA.

Distribution: The contracts are offered by TCIIS, which is registered with the SEC as a broker-dealer, is a member of the Financial Industry Regulatory Authority (“FINRA”) and is a subsidiary of TIAA. TCIIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of TCIIS, whose main office is located at 730 Third Avenue, New York, NY 10017-3206. No commissions are paid in connection with the distribution of the contracts.

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Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: Teachers Insurance and Annuity Association of America, P.O. Box 1261, Charlotte, NC 28201-1261. You can ask questions by calling toll-free 800-223-1200.

Legal proceedings

Neither the separate account, Advisors, TCIIS nor TIAA is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of Advisors or TCIIS to meet its obligations under its contract with the separate account, or the ability of TIAA to meet its obligations under the variable annuity contracts.

Additional information about index providers

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Additional information about the separate account and the Management Committee

A Manager of the separate account who is not an “interested person” of the separate account for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Manager. The Managers oversee the management of the separate account, and not on behalf of individual contractowners of beneficial interest in the separate account. The Managers, on behalf of the separate account, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the separate account. Contractowners are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the separate account creates a contract between a contractowner of the separate account and the Managers. The Managers and separate account management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to the

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separate account without contractowner input or approval, except as otherwise provided by law or as disclosed by the separate account.

Condensed financial information

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 2008–2017. The condensed financial information is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

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Condensed financial information

TIAA Separate Account VA-1

	Selected per accumulation unit data
	Gain (loss) from investment operations

For the year ended	Investment income	[a]	Expenses	[a]	Net investment income	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value	Accumulation unit value beginning of year

STOCK INDEX ACCOUNT
12/31/17	$3.613		$1.395		$2.218		$32.114	$34.332	$169.769
12/31/16	3.387		1.173		2.214		15.947	18.161	151.608
12/31/15	3.175		1.150		2.025		(2.347)	(0.322)	151.930
12/31/14	2.761		1.067		1.694		14.236	15.930	136.000
12/31/13	2.402		0.896		1.506		31.870	33.376	102.624
12/31/12	2.256		0.735		1.521		12.334	13.855	88.769
12/31/11	1.754		0.671		1.083		(0.755)	0.328	88.441
12/31/10	1.542		0.591		0.951		11.319	12.270	76.171
12/31/09	1.413		0.452		0.961		15.456	16.417	59.754
12/31/08	1.758		0.484		1.274		(37.166)	(35.892)	95.646

a Based on average units outstanding.

b Based on per accumulation unit data.

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 (concluded)

		Ratios and supplemental data

		Ratios to average net assets
Accumulation unit value end of year	Total return [b]	Gross expenses	Net expenses	Net investment income	Portfolio turnover rate	Accumulation units outstanding at end of year (in millions	)	Net assets at end of year (in millions	)

$204.101	20.22%	0.90%	0.75%	1.19%	5%	5		$1,060
169.769	11.98	0.90	0.75	1.42	7	6		952
151.608	(0.21)	0.90	0.75	1.32	7	6		925
151.930	11.71	0.90	0.75	1.19	7	7		989
136.000	32.53	0.90	0.75	1.26	7	7		935
102.624	15.60	0.90	0.75	1.55	7	7		752
88.769	0.37	0.90	0.75	1.21	6	8		699
88.441	16.11	0.90	0.75	1.21	10	8		745
76.171	27.48	0.90	0.71	1.50	6	9		680
59.754	(37.53)	0.90	0.67	1.58	7	9		567

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Table of contents for the
Statement of Additional Information

Investment restrictions 2

Investment policies and
risk considerations 3

Valuation of assets 12

Disclosure of portfolio holdings 13

Management of the separate account 14

Proxy voting policies 22

Investment advisory and
related services  23

Information about the separate
account’s portfolio management  23

Administrative services 26

Advisors and TIAA 26

Brokerage allocation 26

Periodic reports 27

General matters 28

Index to TIAA financial statements 30

Appendix A: TIAA-CREF policy
statement on corporate governance  77

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How to reach us

By mail

Send all notices, forms and requests to:

TIAA
P.O. Box 1261
Charlotte, NC 28201-1261

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252
24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and service center

TIAA-CREF mutual funds

800-223-1200
8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411
8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

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©2018 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber	A10857 (5/18)

Statement of Additional Information

Individual flexible-premium deferred variable annuities

Funded through

TIAA Separate Account VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2018 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services: telephone 800-223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of contents

Investment restrictions 2

Investment policies and risk considerations  3

Valuation of assets 11

Disclosure of portfolio holdings 13

Management of the separate account  14

Proxy voting policies 22

Investment advisory and related services  23

Information about the separate account’s portfolio management  23

Administrative services 26

Advisors and TIAA 26

Brokerage allocation 26

Periodic reports 27

General matters 28

Index to TIAA financial statements 30

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012 77

Investment restrictions

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).

1. The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1⁄3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1 ⁄3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Department of Financial Services (“NYDFS”) (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

2     Statement of Additional Information  ■  TIAA Separate Account VA-1

Investment policies and risk considerations

Credit facility

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Funds (“TCF”) and the TIAA-CREF Life Funds (“TCLF”), each of which is managed by Teachers Advisors, LLC (“Advisors”), the separate account’s investment adviser or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowing by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in accumulated unit value (“AUV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the separate account to participate in an inter-fund lending facility whereby the separate account may directly lend to and borrow money from certain other affiliated registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCF and TCLF, each of which is managed by Advisors or an affiliate of Advisors, may also participate in the Inter-Fund Program, and each such account or series, as well as the separate account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). Due to the separate account’s fundamental investment policies, under the Inter-Fund Program, the separate account is permitted to be a borrower but only to a lesser extent than is permitted by the Order, and the separate account is not permitted to be a lender. The Management Committee of the separate account (the “Management Committee”) has approved the separate account’s participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary defensive positions

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the separate account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the separate account’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds

TIAA Separate Account VA-1  ■  Statement of Additional Information     3

cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact the separate account’s performance.

Additional risks resulting from market events and government intervention in financial markets

During and after the 2008–2009 worldwide economic downturn the U.S. Government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of the separate account or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations took and may continue to take actions that affect the regulation of certain portfolio holdings of the separate account, the issuers thereof or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which the separate account itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings. Furthermore, volatile financial markets can expose the separate account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage the separate account in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of the separate account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the separate account invests. In the event of such a disturbance, issuers of securities held by the separate account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Restricted securities

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

Illiquid investments

The Management Committee has delegated responsibility to Advisors for determining the value and liquidity of investments held by the separate account. The separate account may invest up to 10% of its net assets (taken at current value) in investments that are deemed illiquid. Illiquid investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the separate account has valued the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid securities or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid securities promptly or to sell such securities for the value at which they are carried, if at all, or at any price within the desired time frame. The separate account may receive distressed prices and incur higher transaction costs when selling illiquid securities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for the separate account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require the separate account to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact separate account performance. In October 2016, the SEC adopted new regulations that may limit the separate account’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect the separate account’s performance and ability to achieve its investment objective.

4     Statement of Additional Information  ■  TIAA Separate Account VA-1

Preferred stock

The separate account can invest in preferred stock consistent with its investment objective. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt instruments of the issuer in those same respects. Unlike interest payments on debt instruments, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and futures

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. Advisors intends to use options and futures strategies in seeking to meet the separate account’s investment objective, including for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with the separate account’s investment objective.

Options. Options-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the separate account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the

TIAA Separate Account VA-1  ■   Statement of Additional Information     5

relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account

6     Statement of Additional Information  ■  TIAA Separate Account VA-1

would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts and swaps to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not currently subject to registration or regulation as a commodity pool operator. If the exclusion becomes unavailable, the separate account may incur additional expenses.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

Firm commitment agreements and purchase of “when-issued” securities

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the separate account to some additional risk that the transaction will not be consummated.

When the separate account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets. See “Segregated accounts” below. The separate account will not purchase securities on a “when-issued” basis if, as a result, more than 15% of its net assets would be so invested.

TIAA Separate Account VA-1  ■  Statement of Additional Information     7

Securities lending

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, the separate account could suffer a loss if the loan terminates and the separate account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the separate account. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, the separate account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the separate account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the separate account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by the separate account for securities loaned out by the separate account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended December 31, 2017, the Agent for the separate account provided various services to the separate account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the separate account at loan termination.

For the fiscal year ended December 31, 2017, the table below reflects the dollar amounts of income received and the compensation paid to the Agent, including any share of revenue generated by the securities lending program paid to the Agent (“revenue split”), related to the securities lending activities of the separate account:

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Index Account	$266,449	$18,764	$3,095		$—	$—	$28,806	$—	$50,665	$215,784

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase

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agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account. In such event, the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap transactions

The separate account may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the separate account would be limited to the agreement’s contractual remedies. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of the separate account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the separate account to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the separate account and its counterparties posting higher amounts for uncleared swaps.

Swap agreements may be considered illiquid by the SEC staff and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid investments” above.

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To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the separate account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

Segregated accounts

In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

Investment companies

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. The separate account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. Additionally, the separate account may invest in other investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchase of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.” As with other investment companies, when the separate account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, the separate account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing

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exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

Other investment techniques and opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the separate account’s portfolios.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the separate account and its service providers (including, but not limited to, the separate account’s custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the separate account’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on the separate account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the separate account’s systems.

Cyber security failures by Advisors, other service providers, or the issuers of the portfolio securities in which the separate account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the separate account’s ability to calculate its AUV, barriers to trading, contractowner’s inability to transact business with the separate account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The separate account may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The separate account and its contractowners could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the separate account, Advisors or the separate account’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the separate account cannot directly control the cyber security plans or systems implemented by its service providers.

Portfolio turnover

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. For the year ended December 31, 2017, the portfolio turnover rate of the separate account did not change significantly from the portfolio turnover rate in 2016.

Valuation of assets

The assets of the separate account are valued as of the close of each valuation day in the following manner:

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Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE MKT (collectively, the “NYSE Exchanges”) (normally, 4:00 p.m. Eastern time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments, may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Management Committee. The use of a price derived from a pricing matrix is a method of fair value pricing.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

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Disclosure of portfolio holdings

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. The separate account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The separate account and Advisors may disclose separate account portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to separate account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Separate account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the separate account’s Chief Compliance Officer, a Director in Fund Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer, or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the separate account’s and Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the Management Committee of the separate account and the board of directors of Advisors, and the Management Committee and the board of directors of Advisors will each receive a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, its portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the separate account’s credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, Cayman Islands Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, National Association; The Royal Bank of Scotland plc; The Bank of New York Mellon; U.S. Bank National Association; BMO Harris Financing, Inc.; and Wells Fargo Bank, N.A.). The separate account’s portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information

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will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the separate account’s assets.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or the separate account’s distributor, TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), to provide oral or written information about the separate account, including, but not limited to, how the separate account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to separate account performance including the attribution of the separate account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of the separate account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the separate account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, contractowners in the separate account, persons considering investing in the separate account, or representatives of such contractowners or potential contractowners, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TCIIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the separate account for information about obtaining Portfolio Data. Advisors and/or TCIIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TCIIS believes the release of such Portfolio Data may be harmful to the separate account.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the separate account, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the separate account. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the separate account’s execution of purchase and sale transactions.

Management of the separate account

The Management Committee

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee leadership structure and related matters

The Management Committee is composed of ten managers (the “Managers”), all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent Managers). One of the independent Managers serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the

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Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other Managers, the separate account’s officers and other management personnel, and counsel to the independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The Principal Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes (i) six standing committees, each composed solely of independent Managers and chaired by an independent Manager, and (ii) one non-standing committee (which, when constituted, shall be composed solely of independent Managers and chaired by an independent Manager), both as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent Manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the Managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of Managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within CREF, the 67 funds within TCF and the 11 Funds within TCLF. The same persons who constitute the Management Committee also constitute, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the Managers is qualified to serve as a Manager of the separate account based on a review of the experience, qualifications, attributes or skills of each Manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contractowner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each Manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Manager of the separate account and as trustee of other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Manager relevant to the Management Committee’s belief that the Manager should serve in this capacity is provided in the “Disinterested Managers” table included herein. The table includes, for each Manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Manager and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA,

TIAA Separate Account VA-1  ■   Statement of Additional Information     15

and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA”), and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of the separate account’s investment management agreement with Advisors.

Officers of the separate account and officers of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the separate account’s internal controls over financial reporting and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly or through the separate account’s officers, other management personnel or the separate account’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the SIA.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Management Committee’s structure and oversight activities, including reviewing matters such as the workload of the Management Committee, the balance of responsibilities delegated among the committees and the relevant skill sets of Management Committee members. On an annual basis, the Nominating and Governance Committee and the Management Committee review the independent status of each Manager under the 1940 Act and the independent status of counsel to the independent Managers.

16     Statement of Additional Information  ■  TIAA Separate Account VA-1

Disinterested Managers

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	87

Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Former Trustee, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of GMO, Maine Coast Heritage Trust, and the Appalachian Mountain Club.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.	John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011; since 2013), Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance, and public economic policy.	87	Board Member, Office of Finance of the Federal Home Loan Banks.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	87

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Former Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Manager	Indefinite term. Manager since 2007.	Chief Executive Officer (since 2014), Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	87	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	87	Director, Commonwealth.

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Manager	Indefinite term. Chairman for term ending July 1, 2021. Manager since 2011. Chairman since September 13, 2017.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	87

Director, Aflac Incorporated; Director and investment committee member, Sansum Clinic; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School. Former Investment committee member, College of Mount Saint Vincent.

TIAA Separate Account VA-1  ■  Statement of Additional Information     17

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Manager	Indefinite term. Manager since 2003.	Chairman, First Eagle Holdings (since 2016). Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	87

Director, First Eagle Holdings; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management, plc; Regent, University of Edinburgh; Trustee, North Shore Land Alliance and Prep for Prep; Former Director, Prudential plc; J Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	87	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Manager	Indefinite term. Manager since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman, Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016) NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development.

				87

Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust. Former Member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Manager	Indefinite term. Manager since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.	87

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

18     Statement of Additional Information  ■  TIAA Separate Account VA-1

Officers

The table below includes certain information about the officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex.”) Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.

Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.

Senior Managing Director, Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Carol W. Deckbar TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2017.	Executive Vice President, Institutional Investment & Endowment Services, of TIAA. Executive Vice President of CREF and TIAA Separate Account VA-1.

Roger W. Ferguson, Jr. TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF, and TIAA Separate Account VA-1.

Stephen B. Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Senior Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

J. Keith Morgan TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President since 2015.

Senior Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President and Chief Legal Officer of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.

Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.

Senior Executive Vice President, Institutional Financial Services Chief Executive Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.

Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President, Deputy Chief Risk Officer, TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control, UBS.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Managing Director, Funds Treasurer, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, and Treasurer of CREF.

TIAA Separate Account VA-1  ■   Statement of Additional Information     19

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Equity ownership of Managers

The following chart includes information relating to equity securities that are beneficially owned by Managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2017. At that time, the separate account’s family of investment companies included the separate account, TCLF, CREF and the TCF, each a registered investment company (the “TIAA-CREF Fund Complex”).

	Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

	Forrest Berkley	None	Over $100,000

	Janice C. Eberly[1]	N/A	N/A
1

	Nancy A. Eckl	None	Over $100,000

	Michael A. Forrester	None	Over $100,000

	Howell E. Jackson	None	Over $100,000

	Thomas J. Kenny	None	Over $100,000

	Bridget A. Macaskill	None	Over $100,000

	James M. Poterba	None	Over $100,000

	Maceo K. Sloan	None	Over $100,000

	Laura T. Starks	None	Over $100,000

[1]	As of December 31, 2017, Prof. Eberly was not yet a Manager.

Manager and officer compensation

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer Manager during the fiscal year ended December 31, 2017. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$787.58	$209.96	$300,000.00
	Janice C. Eberly[4]	—	—	—
	Nancy A. Eckl	886.04	209.96	337,500.00
	Michael A. Forrester[3]	925.42	209.96	352,500.00
	Howell E. Jackson	1,023.88	209.96	390,000.00
	Thomas J. Kenny[3]	892.60	209.96	340,000.00
	Bridget A. Macaskill	874.22	209.96	333,000.00
	James M. Poterba[3]	907.04	209.96	345,500.00
	Maceo K. Sloan	900.48	209.96	343,000.00
	Laura T. Starks	945.11	209.96	360,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Managers described below. For the fiscal year ended December 31, 2017, Mr. Berkley elected to defer $220,000, Mr. Forrester elected to defer $272,500, Mr. Kenny elected to defer $260,000 and Prof. Poterba elected to defer $265,500 of total compensation from the TIAA-CREF Fund Complex.

[4]	Prof. Eberly received no compensation during the fiscal year ended December 31, 2017 as she was not yet a Manager.

Prior to January 1, 2018, the Management Committee had approved Manager compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Management Committee chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the

20     Statement of Additional Information  ■  TIAA Separate Account VA-1

Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Managers may also receive special or ad hoc committee fees, or related chair fees, as determined by the Management Committee. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management.

The Management Committee has subsequently approved Manager compensation at the following rates, effective January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Management Committee chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Managers may also continue to receive special or ad hoc committee fees, or related chair fees, as determined by the Management Committee. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $90,000 are allocated to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, non-officer Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF, and TCF, effective as of the last day of said Manager’s memberships on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

Every year the Management Committee appoints certain standing and non-standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1)  An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2017, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Ms. Eckl, Mr. Sloan and Prof. Starks. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)  An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2017, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Ms. Macaskill, Prof. Poterba and Prof. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account. During the fiscal year ended December 31, 2017, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Ms. Eckl, Prof. Poterba and Mr. Sloan.

TIAA Separate Account VA-1  ■  Statement of Additional Information     21

(4) An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers for matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2017, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters of the separate account, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing the qualification and independence of Managers, conducting evaluations of the Managers and of the Management Committee and its committees and reviewing proposed changes to the separate account’s governing documents. During the fiscal year ended December 31, 2017, the Nominating and Governance Committee held thirteen meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Prof. Jackson, Mr. Kenny and Prof. Starks.

(6) An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2017, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Mr. Forrester, Prof. Jackson and Mr. Kenny.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Managers, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TIAA-CREF Investment Management, LLC (“Investment Management”) or Advisors due to extraordinary circumstances. During the fiscal year ended December 31, 2017, the Special Valuation Committee held no meetings. At least three members of the Management Committee shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Manager.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting proxies of the portfolio companies in accordance with the Management Committee approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the separate account’s proxy voting (e.g., Advisors’ proxy voting professionals, or a manager or senior executive of the separate account, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a Manager or senior executive of the separate account, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such

22     Statement of Additional Information  ■  TIAA Separate Account VA-1

cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve month period ended June 30, 2018 will become available in August 2018.

Investment advisory and related services

Investment advisory services

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2017, 2016 and 2015, the separate account paid investment advisory fees of $1,501,828, $1,369,183, and $1,451,460, respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2017, 2016, and 2015 were $3,003,655, $2,738,365, and $2,902,921, respectively.

Personal trading policy

The separate account and TCIIS have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the separate account and TCIIS, as well as members of their households. While access persons are generally permitted to invest in securities that may also be purchased or held by the separate account, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by the TIAA Ethics Office. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the separate account’s portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the fund(s) or account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the separate account’s Prospectus for more information regarding its benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points), in the denominator to generate risk adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

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Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2017.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account
Stock Index Account
Philip James (Jim) Campagna	22	1	0	$88,407	$26	$0	$0
Lei Liao	22	1	0	$88,407	$26	$0	$0

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting separate account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the separate account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the separate account. For example, in certain circumstances where the separate account invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the separate account and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the separate account or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the separate account or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by Investment Management or any of its affiliated investment advisers, for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such security could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where the separate account or Accounts are invested in different parts of an issuer’s capital structure. For example, the separate account (or an Account) could acquire debt obligations of a company while an Account (or the separate account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding separate account (or Account) and the equity-holding Account (or the separate account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, the debt holding separate account (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Accounts (or the separate account) might prefer a reorganization of the issuer that would have the potential to

24     Statement of Additional Information  ■  TIAA Separate Account VA-1

retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the separate account (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the separate account, which may adversely affect the separate account’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and Accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and the separate account, Advisors may be perceived as causing the separate account or Account to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating the separate account and each Account it advises fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure the separate account and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or the separate account’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or the separate account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or the separate account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or separate account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or the separate account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the separate account’s portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for some or all of Advisors’ other clients. Such research services may not always be utilized in connection with other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of certain other clients, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars. Trades on behalf of clients that follow an index strategy, like the separate account, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

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Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

Administrative services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the prior three fiscal years, administrative expenses incurred were $2,002,437, $1,825,577, and $1,935,281, respectively.

Advisors and TIAA

The main offices of both TIAA and Advisors are located at 730 Third Avenue, New York, NY 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2017, TIAA’s statutory admitted assets were approximately $295 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1 trillion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of Nuveen, LLC (“Nuveen”), which, in turn, holds (1) all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors and, (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TCIIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account, and TIAA-CREF Investment Management, LLC (“Investment Management”). Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

Custodian and fund accounting agent

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account and also acts as the separate account’s securities lending agent.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December 31, 2017.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) other accounts that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA, or (ii) TCLF, TCF or any other investment management company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to

26     Statement of Additional Information  ■  TIAA Separate Account VA-1

the overall management of the separate account’s portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

The aggregate amount of brokerage commissions paid by the separate account for the prior fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015, was as follows:

Account	December 31, 2017	December 31, 2016	December 31, 2015
Stock Index Account	$5,467	$6,903	$6,152

During the fiscal year ended December 31, 2017, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derived more than 15% of its total revenue from securities related activities. These entities and the value of the securities of these entities held by the Accounts as of December 31, 2017, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Index Account	JPMORGAN CHASE & CO	14,199,707
	BANK OF AMERICA CORP	10,997,086
	WELLS FARGO & CO	10,317,540
	CITIGROUP INC	7,566,976
	GOLDMAN SACHS GROUP INC	3,446,139
	MORGAN STANLEY	2,653,250
	CHARLES SCHWAB CORP	2,334,561
	BB&T CORP	1,545,447
	STATE STREET CORP	1,399,532
	FIFTH THIRD BANCORP	860,139
	TD AMERITRADE HOLDING CORP	492,638
	RAYMOND JAMES FINANCIAL INC	436,231
	LAZARD LTD	230,580
	STIFEL FINANCIAL CORP	153,724
	PIPER JAFFRAY COS	47,696
	INVESTMENT TECHNOLOGY GROUP	25,064
	COWEN INC	14,333
	OPPENHEIMER HOLDINGS	12,006

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Account	Broker	Holdings (US$)
Stock Index Account	MORGAN STANLEY	2,653,250

Directed brokerage

In accordance with the 1940 Act, the separate account has adopted a policy prohibiting the separate account from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

Periodic reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1) premiums paid during the quarter;

(2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3) cash withdrawals from the separate account during the quarter; and

(4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

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General matters

Assignment of contracts

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

Payment to an estate, guardian, trustee, etc.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the NYDFS, as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYDFS. The separate account’s books and assets are subject to review and examination by the NYDFS and its agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Kenneth W. Reitz, Senior Director, Associate General Counsel, of TIAA. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA Separate Account VA-1 incorporated in this SAI by reference to the Annual Report to contractowners for the fiscal year ended December 31, 2017 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD, 21202, given on the authority of said firm as experts in auditing and accounting.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the separate account, with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The separate account is providing this disclosure to explain PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audit of the separate account.

The Loan Rule prohibits an independent accounting firm from having certain financial relationships with its audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent” of the audit client’s or audit client’s affiliate’s equity securities. PwC has notified the TIAA-CREF Fund Complex that certain of its lenders, together with their affiliates, each owns of record in excess of ten percent of the shares of certain open-end funds in a related complex to the TIAA-CREF Fund Complex. Also, PwC has notified the TIAA-CREF Fund Complex that certain of its engagement

28     Statement of Additional Information  ■  TIAA Separate Account VA-1

team members and other personnel covered by the Rule have lending relationships with lenders owning more than ten percent of shares of certain funds of the TIAA-CREF Fund Complex and its affiliates.

On a periodic basis, PwC has affirmed to the Audit and Compliance Committee (“Committee”) of the separate account’s Management Committee that it is an independent accountant with respect to the TIAA-CREF Fund Complex, within the meaning of PCAOB Rule 3520, Auditor Independence. PwC has advised the Committee that, after evaluating the facts and circumstances related to the matter described above, it has concluded that the financial relationships described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audit of the financial statements of the separate account. PwC has also reported that, besides the lending relationships that involve engagement team members and other personnel, the financial relationships described above did not arise from ownership by any of its lenders or their affiliates of any shares of the separate account or other Funds in the TIAA-CREF Fund Complex, or from any action by the separate account or in connection with management of the separate account. In addition, with respect to open-end fund shares in the TIAA-CREF Fund Complex and the related complex held by PwC’s lenders or their affiliates, PwC has stated that it believes there are several features of the holdings that demonstrate that their ownership does not call into question PwC’s objectivity and impartiality. PwC has also stated, with respect to each of the firm-level PwC borrowing relationships at issue, that the debt is in good standing and the debt balance is immaterial to PwC and the lender. In addition PwC has stated that the borrowing relationships of the key engagement partners and other engagement team members of the TIAA-CREF Fund Complex are in good standing. PwC has stated that, based on the foregoing, it believes that a reasonable investor possessing all the facts regarding PwC’s borrowing and audit relationships would conclude that PwC is able to exhibit the requisite objectivity to report on the separate account’s financial statements.

In June 2016 the SEC staff issued a no-action letter that addresses a number of issues with respect to the application of the Loan Rule to registered funds and fund complexes. The letter stated that the staff would not recommend enforcement action if funds in a complex continued to use audit services performed by an audit firm that has certain lending and ownership relationships that would cause non-compliance with the Loan Rule, as long as the conditions described in the letter are met. The applicability of the assurances provided in the letter was extended indefinitely by the SEC staff in September 2017. It is possible that the separate account may be able to rely on the assurances in the letter with respect to the relationships described above if the conditions in the letter are met. However, if the separate account was unable to rely on the letter, and it were ultimately determined that PwC was not independent with respect to the separate account, that could have certain adverse consequences for the separate account, including that the separate account may be required to have an independent audit conducted by another independent registered public accounting firm for certain periods, and that the time involved to conduct such an independent audit could impair the ability of the separate account to issue new securities under the separate account’s current registration statement.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s Annual Report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1  ■   Statement of Additional Information     29

30	Statement of Additional Information ∎ TIAA Separate Account VA-1

Report of independent auditor

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2017 and 2016, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on u.s. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2018

TIAA Separate Account VA-1 ∎ Statement of Additional Information	31

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2017	2016

ADMITTED ASSETS
Bonds	$184,895	$185,216
Preferred stocks	338	170
Common stocks	5,680	3,391
Mortgage loans	26,597	21,101
Real estate	2,078	2,230
Cash, cash equivalents and short-term investments	640	605
Contract loans	1,680	1,587
Derivatives	244	526
Securities lending collateral assets	706	649
Other long-term investments	30,165	27,512
Investment income due and accrued	1,794	1,787
Net deferred federal income tax asset	1,964	3,208
Other assets	770	703
Separate account assets	37,596	33,757
Total admitted assets	$295,147	$282,442

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$207,664	$201,447
Dividends due to policyholders	1,884	1,932
Interest maintenance reserve	2,136	1,706
Federal income taxes payable	17	22
Asset valuation reserve	5,388	4,167
Derivatives	470	62
Payable for collateral for securities loaned	706	649
Other liabilities	2,981	3,137
Separate account liabilities	37,565	33,737
Total liabilities	258,811	246,859

Capital and contingency reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	5,041	4,000
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	31,292	31,580
Total capital and contingency reserves	36,336	35,583
Total liabilities, capital and contingency reserves	$295,147	$282,442

32	Statement of Additional Information ∎ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

REVENUES
Insurance and annuity premiums and other considerations	$16,644	$16,595	$13,659
Annuity dividend additions	1,503	1,970	1,574
Net investment income	11,875	11,907	11,335
Other revenue	371	325	289
Total revenues	$30,393	$30,797	$26,857

BENEFITS AND EXPENSES
Policy and contract benefits	$16,206	$14,385	$14,575
Dividends to policyholders	3,212	3,813	3,334
Increase in policy and contract reserves	6,115	7,461	3,922
Net operating expenses	2,123	1,620	1,643
Net transfers to separate accounts	1,123	1,851	1,725
Total benefits and expenses	$28,779	$29,130	$25,199

Income before federal income taxes and net realized capital gains (losses)	$1,614	$1,667	$1,658
Federal income tax expense (benefit)	(4)	16	(83)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(598)	(161)	(487)
Net income	$1,020	$1,490	$1,254

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ∎ Statement of Additional Information	33

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2014	$3	$4,000	$29,917	$33,920
Net income	—	—	1,254	1,254
Change in net unrealized capital gains on investments	—	—	(1,433)	(1,433)
Change in asset valuation reserve	—	—	1,110	1,110
Change in net deferred income tax	—	—	(160)	(160)
Change in post-retirement benefit liability	—	—	1	1
Change in non-admitted assets:
Deferred federal income tax asset	—	—	147	147
Other assets	—	—	(104)	(104)
Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490
Change in net unrealized capital losses on investments	—	—	(481)	(481)
Change in asset valuation reserve	—	—	(257)	(257)
Change in net deferred income tax	—	—	(272)	(272)
Change in post-retirement benefit liability	—	—	4	4
Change in non-admitted assets:
Deferred federal income tax asset	—	—	271	271
Other assets	—	—	93	93
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

Net income	—	—	1,020	1,020
Change in net unrealized capital losses on investments	—	—	1,070	1,070
Change in asset valuation reserve	—	—	(1,221)	(1,221)
Change in net deferred income tax	—	—	(4,554)	(4,554)
Change in post-retirement benefit liability	—	—	(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,310	3,310
Other assets	—	—	92	92
Change in surplus notes	—	1,041	—	1,041
Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

34	Statement of Additional Information ∎ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,650	$16,599	$13,666
Net investment income	11,301	11,324	10,776
Miscellaneous income	361	317	281
Total receipts	28,312	28,240	24,723
Policy and contract benefits	16,128	14,449	14,211
Operating expenses	1,729	1,560	1,756
Dividends paid to policyholders	1,756	1,819	1,794
Federal income tax expense (benefit)	(16)	15	(108)
Net transfers to separate accounts	1,127	1,814	1,726
Total disbursements	20,724	19,657	19,379
Net cash from operations	7,588	8,583	5,344

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	27,267	25,064	22,145
Stocks	1,298	529	819
Mortgage loans and real estate	1,464	2,342	2,419
Other invested assets	2,213	2,314	2,624
Miscellaneous proceeds	52	622	333
Cost of investments acquired:
Bonds	25,622	28,844	23,440
Stocks	3,489	1,005	1,167
Mortgage loans and real estate	6,684	4,593	6,145
Other invested assets	3,923	4,457	4,047
Miscellaneous applications	1,076	191	254
Net cash used in investments	(8,500)	(8,219)	(6,713)

CASH FROM FINANCING AND OTHER
Proceeds from issuance of surplus notes	1,994	—	—
Extinguishment of surplus notes	(950)	—	—
Premium paid on extinguishment of surplus notes	(373)	—	—
Net deposits on deposit-type contracts funds	24	(7)	20
Other cash provided (applied)	252	(285)	340
Net cash from (used in) financing and other	947	(292)	360
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	35	72	(1,009)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	605	533	1,542

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$640	$605	$533

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ∎ Statement of Additional Information	35

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2017	2016	2015
Net income, NAIC SAP			$1,021	$1,491	$1,254
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	(1)	—
Net income, New York SAP			$1,020	$1,490	$1,254

Capital and Contingency Reserves, NAIC SAP			$36,358	$35,604	$34,755
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for:
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	(22)	(21)	(20)
Capital and contingency reserves, New York SAP			$36,336	$35,583	$34,735

The Company’s risk based capital as of December 31, 2017 and 2016 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other

36	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	37

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at fair value.

Pursuant to the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017, the Company holds Securities Valuations Office (“SVO”) identified bond exchange traded funds (“ETFs”). These ETFs are reported at fair value, and the Company has not elected systematic value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as

38	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, or asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures or options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a Replication (Synthetic Asset) Transaction (“RSAT”) is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet and carried at amortized cost. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2017	2016	Change
Net deferred federal income tax asset	$3,720	$7,030	$(3,310)
Furniture and electronic data processing equipment	532	583	(51)
Other long-term investments	126	141	(15)
Receivable from parent, subsidiaries and affiliates	27	28	(1)
Other	202	227	(25)
Total	$4,607	$8,009	$(3,402)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2017	2016
EDP equipment and computer software	$1,424	$1,588
Furniture and equipment and leasehold improvements	$102	$462

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

40	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2017	2016	2015
Exchange/transfer/conversion/distribution of invested assets	$5,003	$2,753	$4,302
Capitalized interest	351	310	308
Total	$5,354	$3,063	$4,610

TIAA Separate Account VA-1 ∎ Statement of Additional Information	41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

The Company’s state of domicile, New York, has not yet adopted PBR into law. When New York adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company is still evaluating the NAIC guidance and does not anticipate a material impact on surplus.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017. These modifications remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments, commonly referred to as SVO-Identified bond ETFs. The specific guidance for SVO-identified instruments includes a requirement for these instruments to be reported at fair value (using net asset value (“NAV”) as a practical expedient), unless the investment qualifies for, and the reporting entity elects, use of a documented systematic value approach in accordance with the guidance. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. These modifications did not have a significant impact on the Company’s financial statements.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$32,407	$3,330	$(42)	$35,695
All other governments	5,071	473	(15)	5,529
States, territories and possessions	632	73	(1)	704
Political subdivisions of states, territories, and possessions	1,058	90	(10)	1,138
Special revenue and special assessment, non-guaranteed agencies and government	18,353	1,124	(63)	19,414
Credit tenant loans	9,324	792	(26)	10,090
Industrial and miscellaneous	116,877	7,697	(432)	124,142
Hybrids	343	73	(6)	410
Parent, subsidiaries and affiliates	830	—	(4)	826
Total	$184,895	$13,652	$(599)	$197,948

42	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$36,814	$3,107	$(79)	$39,842
All other governments	4,890	388	(59)	5,219
States, territories and possessions	715	70	(11)	774
Political subdivisions of states, territories, and possessions	816	35	(30)	821
Special revenue and special assessment, non-guaranteed agencies and government	16,612	1,034	(157)	17,489
Credit tenant loans	8,215	637	(71)	8,781
Industrial and miscellaneous	115,929	6,187	(1,359)	120,757
Hybrids	432	57	(17)	472
Parent, subsidiaries and affiliates	793	—	(7)	786
Total	$185,216	$11,515	$(1,790)	$194,941

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2017
Loan-backed and structured bonds	$4,983	$(42)	$4,941	$6,388	$(193)	$6,195
All other bonds	7,234	(111)	7,123	8,123	(278)	7,845
Total bonds	$12,217	$(153)	$12,064	$14,511	$(471)	$14,040
Unaffiliated common stocks	121	(4)	117	31	(8)	23
Total bonds and stocks	$12,338	$(157)	$12,181	$14,542	$(479)	$14,063

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
Loan-backed and structured bonds	$11,144	$(333)	$10,811	$2,457	$(137)	$2,320
All other bonds	28,164	(970)	27,194	4,182	(370)	3,812
Total bonds	$39,308	$(1,303)	$38,005	$6,639	$(507)	$6,132
Unaffiliated common stocks	177	(7)	170	118	(21)	97
Total bonds and stocks	$39,485	$(1,310)	$38,175	$6,757	$(528)	$6,229

TIAA Separate Account VA-1 ∎ Statement of Additional Information	43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2017		December 31, 2016
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$2,929	$2,985	$2,741	$2,788
Due after one year through five years	24,316	25,260	21,217	22,309
Due after five years through ten years	39,020	40,492	42,787	43,657
Due after ten years	58,479	65,571	54,802	58,970
Subtotal	124,744	134,308	121,547	127,724
Residential mortgage-backed securities	31,760	33,980	35,063	37,514
Commercial mortgage-backed securities	10,358	10,503	10,685	10,857
Asset-backed securities	17,994	19,118	17,324	18,258
Exchange-traded funds	39	39	597	588
Subtotal	60,151	63,640	63,669	67,217
Total	$184,895	$197,948	$185,216	$194,941

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2017	2016
Residential mortgage-backed securities	17.2%	18.9%
Manufacturing	11.5	11.4
Public utilities	10.2	9.8
Asset-backed securities	9.7	9.4
U.S. governments	8.1	8.6
Other	7.9	7.5
Services	7.3	6.6
Finance and financial services	6.9	6.6
Revenue and special obligations	5.8	4.8
Commercial mortgage-backed securities	5.6	5.8
Oil and gas	4.4	5.0
Communications	2.7	3.0
All other governments	2.7	2.6
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$167,373	90.5%	$168,741	91.1%
NAIC 3 through 6	17,522	9.5	16,475	8.9
Total	$184,895	100.0%	$185,216	100.0%

44	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$1,431	98.7%	$1,918	98.3%
NAIC 3 through 6	19	1.3%	34	1.7%
Total	$1,450	100.0%	$1,952	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2017 and 2016, the Company recognized OTTI on loan-backed and structured securities of $8 million and $21 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2017	2016
Carrying amount of bonds and stocks denominated in foreign currency	$3,160	$2,542
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$830	$793

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2017	2016
Commercial loans	$22,806	$18,003
Mezzanine loans	2,563	1,741
Residential loans	1,228	1,357
Total	$26,597	$21,101

The maximum and minimum lending rates for mortgage loans originated or purchased during 2017 and 2016 are as follows:

	2017		2016
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	6.11%	2.90%	6.00%	3.03%
Mezzanine loans	9.16%	4.69%	6.26%	5.85%
Residential loans	4.15%	3.55%	4.63%	3.10%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2017 and 2016 are as follows:

	Maximum LTV
Loan Type	2017	2016
Commercial loans	79.9%	69.7%
Mezzanine loans	75.5%	76.2%
Residential loans	74.9%	80.0%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2017 and 2016 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of commercial mortgage loans at December 31, are as follows (dollars in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
2017	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,175	$21,547	$23,722	93.1%
Less than 1.20x	483	1,161	1,644	6.5%
Construction	92	—	92	0.4%
Total	$2,750	$22,708	$25,458	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios
2016	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,284	$15,795	$18,079	91.3%
Less than 1.20x	699	961	1,660	8.4%
Construction	67	—	67	0.3%
Total	$3,050	$16,756	$19,806	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2017
Recorded investment
Current	$—	$—	$1,227	$—	$22,884	$2,574	$26,685
30–59 days past due	$—	$—	$4	$—	$—	$—	$4
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$1	$—	$—	$—	$1
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$4,235	$2,516	$6,751
2016
Recorded investment
Current	$—	$—	$1,359	$—	$18,058	$1,748	$21,165
30–59 days past due	$—	$—	$1	$—	$—	$—	$1
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$—	$—	$—	$—	$—
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$3,858	$1,704	$5,562

46	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2017	2016
	% of Total	% of Total
Office buildings	32.4%	32.3%
Shopping centers	28.9	28.1
Apartments	15.6	13.8
Industrial buildings	13.1	13.6
Other—commercial	5.4	5.8
Residential	4.6	6.4
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2017		2016
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	25.1%	16.0%	26.5%	16.1%
Pacific	17.4	44.4	17.0	44.3
South Central	14.6	6.8	16.8	6.9
Middle Atlantic	15.8	14.4	16.3	14.1
North Central	8.8	3.2	11.2	3.1
New England	8.4	5.5	6.7	5.7
Other	9.9	9.7	5.5	9.8
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

Middle Atlantic states are PA, NJ and NY.

Pacific states are AK, CA, HI, OR and WA.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2017	2016
	Carrying Value	Carrying Value
Due in one year or less	$571	$412
Due after one year through five years	5,666	3,177
Due after five years through ten years	14,749	12,425
Due after ten years	5,611	5,087
Total	$26,597	$21,101

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There are no mortgage loans with interest more than 180 days past due at December 31, 2017 or 2016.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage loans of $43 million at December 31, 2016, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates. There were no mortgage loans due from related parties as of December 31, 2017.

Note 5—real estate

At December 31, 2017 and 2016, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $5 million of third party mortgage encumbrances as of December 31, 2017, and none for December 31, 2016.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2017	2016
	% of Total	% of Total
Industrial buildings	39.2%	38.3%
Office buildings	28.5	27.2
Apartments	19.7	18.8
Retail	7.1	6.8
Mixed-use projects	4.2	7.7
Land under development	1.3	1.2
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2017	2016
	% of Total	% of Total
Pacific	63.0%	60.9%
South Atlantic	25.7	24.5
Middle Atlantic	8.4	7.9
South Central	2.1	2.1
North Central	0.8	4.6
Total	100.0%	100.0%

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (SCA) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2017	2016
Net carrying value of the SCA entities
Reported as common stock	$4,665	$2,080
Reported as other long-term investments	22,777	20,666
Total net carrying value	$27,442	$22,746

On June 9, 2017, the Company acquired EverBank Financial Corp (“EFC”), inclusive of its wholly-owned subsidiary EverBank, for $2,648 million. EverBank and TIAA-CREF Trust Company, FSB were subsequently combined under the legal name TIAA, FSB (the “Bank”) and will be held by the Company’s wholly-owned holding company TIAA FSB Holdings, Inc (“Holdings”).

Other than as disclosed above, for the years ended December 31, 2017, 2016 and 2015, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

48	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

As of December 31, 2017 and 2016, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31, 2017 (in millions):

2017
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
TIAA FSB Holdings, Inc.		100%	$3,331	$3,331	$—

2017
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
TIAA FSB Holdings, Inc.	Sub-1	8/24/2017	N/A	Y	N/A

The Company held bonds of affiliates at December 31, 2017 and 2016 of $848 million and $929 million, respectively.

As of December 31, 2017 and 2016, the net amount due to SCA entities was $442 million and $255 million, respectively. The net amounts are generally settled on a daily basis with the exception of several investment and operating SCA entities which settle on a monthly basis. During 2017, the Company created a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $469 million as of December 31, 2017.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The Company’s carrying value in downstream non-insurance holding companies is $6,589 million and $10,115 million as of December 31, 2017 and 2016, respectively. Significant holdings as of December 31, are as follows (in millions):

	2017	2016
Subsidiary	Carrying Value	Carrying Value
TIAA Global Ag Holdco LLC	$979	$916
TIAA Super Regional Mall Member Sub LLC	824	782
TIAA Infrastructure Investments, LLC	658	289
Occator Agricultural Properties, LLC	493	441
TIAA Oil and Gas Investments, LLC	448	645
T-C Europe, LP	445	369
T-C Lux Fund Holdings LLC	358	189
TIAA-Stonepeak Investments I, LLC	312	268
T-C HV Member LLC	252	258
730 Power Development, LLC	251	102
Infra Alpha LLC	198	312
T-C Waterford Blue Lagoon LLC	197	202
T-C MV Member LLC	175	—
TIAA GTR Holdco LLC	142	75
Other	857	635
Nuveen, LLC *	—	4,632
Total	$6,589	$10,115

*	Nuveen, LLC (“Nuveen”) was formerly known as TIAA Global Asset Management, LLC. The 2017 financial statements will be audited at the holding company level, and therefore is no longer valued by the Company utilizing the look through approach defined in SSAP97.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2017	2016
Affiliated other invested assets	$22,777	$20,666
Unaffiliated other invested assets	7,007	6,780
Other long-term assets	381	66
Total other long-term investments	$30,165	$27,512

As of December 31, 2017 and 2016, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2017	2016
Real Estate	$5,897	$5,258
Operating subsidiaries and affiliates	5,213	4,762
Securities	5,053	4,367
Agriculture and timber	4,399	4,458
Energy and infrastructure	2,215	1,821
Total affiliated other invested assets	$22,777	$20,666

Of the $5,213 million and $4,762 million of operating subsidiaries and affiliates as of December 31, 2017 and 2016, $5,064 million and $4,632 million were attributed to Nuveen, respectively.

As of December 31, 2017 and 2016, unaffiliated other invested assets consist primarily of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2017	2016	2015
OTTI	$454	$384	$296

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2017	2016
Other long-term investments denominated in foreign currency	$1,678	$1,765

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2017, is shown below by asset category (in millions):

	2018	In later years	Total Commitments
Bonds	$429	$82	$511
Stocks	96	60	156
Mortgage loans	413	—	413
Other long-term investments	2,067	3,576	5,643
Total	$3,005	$3,718	$6,723

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

50	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$8,709	$8,879	$8,823
Stocks	43	146	76
Mortgage loans	1,055	937	846
Real estate	237	222	236
Derivatives	109	57	17
Other long-term investments	2,242	2,239	1,753
Cash, cash equivalents and short-term investments	9	6	3
Total gross investment income	12,404	12,486	11,754
Less investment expenses	(723)	(725)	(685)
Net investment income before amortization of IMR	11,681	11,761	11,069
Plus amortization of IMR	194	146	266
Net investment income	$11,875	$11,907	$11,335

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$632	$(204)	$(380)
Stocks	(116)	16	(85)
Mortgage loans	(8)	(17)	14
Real estate	67	226	83
Derivatives	(131)	125	324
Other long-term investments	(470)	(358)	(320)
Cash, cash equivalents and short-term investments	51	(23)	(36)
Total before capital gains taxes and transfers to IMR	25	(235)	(400)
Transfers to IMR	(623)	74	(87)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(598)	$(161)	$(487)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Other-than-temporary impairments:
Bonds	$66	$90	$274
Stocks	311	46	284
Mortgage Loans	—	2	—
Other long-term investments	454	384	296
Total	$831	$522	$854

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Proceeds from sales	$13,664	$10,436	$6,249
Gross gains on sales	$745	$243	$120
Gross losses on sales	$122	$321	$58

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2017 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$197,948	$184,895	$39	$193,053	$4,856
Common stock	1,015	1,015	812	—	203
Preferred stock	406	338	43	19	344
Mortgage loans	26,742	26,597	—	—	26,742
Derivatives	291	244	—	153	138
Contract loans	1,680	1,680	—	—	1,680
Separate account assets	37,599	37,596	12,716	4,845	20,038
Cash, cash equivalents & short term investments	641	640	280	361	—
Total	$266,322	$253,005	$13,890	$198,431	$54,001

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,062	$1,062	$—	$—	$1,062
Separate account liabilities	37,565	37,565	—	—	37,565
Derivatives	482	470	—	482	—
Total	$39,109	$39,097	$—	$482	$38,627

52	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$194,941	$185,216	$588	$190,710	$3,643
Common stock	1,311	1,311	788	—	523
Preferred stock	217	170	31	18	168
Mortgage loans	21,320	21,101	—	—	21,320
Derivatives	552	526	—	516	36
Contract loans	1,587	1,587	—	—	1,587
Separate account assets	33,756	33,757	9,623	4,665	19,468
Cash, cash equivalents & short term investments	605	605	432	35	138
Total	$254,289	$244,273	$11,462	$195,944	$46,883

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,010	$1,010	$—	$—	$1,010
Separate account liabilities	33,737	33,737	—	—	33,737
Derivatives	77	62	—	77	—
Total	$34,824	$34,809	$—	$77	$34,747

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2017 and 2016. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash, cash equivalents and short term investments include currency denominated in US Dollars.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
U.S. Government	$—	$872	$—	$872
Industrial and miscellaneous	39	79	65	183
Total bonds	$39	$951	$65	$1,055
Common stock
Industrial and miscellaneous	$812	$—	$203	$1,015
Total common stocks	$812	$—	$203	$1,015
Derivatives
Interest rate contracts	$—	$3	$—	$3
Foreign exchange contracts	—	125	—	125
Total derivatives	$—	$128	$—	$128
Separate accounts assets	$12,706	$3,887	$20,038	$36,631
Total assets at fair value	$13,557	$4,966	$20,306	$38,829

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$414	$—	$414
Commodity forwards	—	18	—	18
Credit default swaps	—	14	—	14
Total liabilities at fair value	$—	$446	$—	$446

54	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$130	$28	$158
Total bonds	$—	$130	$28	$158
Common stock
Industrial and miscellaneous	$788	$—	$523	$1,311
Total common stocks	$788	$—	$523	$1,311
Derivatives
Interest rate contracts	$—	$4	$—	$4
Foreign exchange contracts	—	453	—	453
Total derivatives	$—	$457	$—	$457
Separate accounts assets	$9,601	$4,054	$19,468	$33,123
Total assets at fair value	$10,389	$4,641	$20,019	$35,049

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$37	$—	$37
Credit default swaps	—	11	—	11
Total liabilities at fair value	$—	$48	$—	$48

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2017 and 2016 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2017 (in millions):

	Beginning Balance at 1/1/2017	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2017
Bonds	$28	$68	[a]	$(35)[b]	$(6)	$11	$—	$—	$(1)	65
Common stock	523	—		(22)[c]	85	(54)	414	(739)	(4)	203
Separate account assets	19,468	—		—	(10)	327	1,087	(570)	(264)	20,038
Total	$20,019	$68		$(57)	$69	$284	$1,501	$(1,309)	$(269)	$20,306

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.
[b]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[c]	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2016 (in millions):

	Beginning Balance at 1/1/2016	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2016
Bonds	$33	$29	[a]	$(36)[c]	$—	$4	$—	$—	$(2)	$28
Common stock	502	4	[b]	—	(2)	18	135	(123)	(11)	523
Preferred stock	9	—		(10)[d]	—	1	—	—	—	—
Separate account assets	17,321	—		—	(2)	572	1,708	(217)	86	19,468
Total	$17,865	$33		$(46)	$(4)	$595	$1,843	$(340)	$73	$20,019

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

[b]	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
[c]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[d]	The Company transferred preferred stocks out of Level 3 that were no longer measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative Information Regarding Level 3 Fair Value Measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2017 (dollars in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed maturity securities:
RMBS	$5	Discounted cash Flow	Discount rate	5.5%–8.5%	7.4%
		Market comparable	Credit analysis/market comparable	$92.50	$92.50
CMBS	$1	Market comparable	Credit analysis/market comparable	$27.23	$27.23
ABS	$34	Discounted cash Flow	Discount rate	8.7%	8.7%
		Market Comparable	Discount rate	1.7%	1.7%
Corporate and other bonds	$25	Discounted cash flow	Discount rate	14.2%	14.2%
		Market comparable	Credit analysis/market comparable	$7.15	$7.15
Equity securities:
Common stock[1]	$203	Market comparable	EBITDA multiple	9.0x–14.0x	12.1x
		Equity method	Book value multiple	1.0x	1.0x
		Market comparable	Credit analysis/market comparable	$1.00–$1000.00	$508.31

[1]	Included in Level 3 Common Stock is the Company’s holdings in FHLB of NY’s stock as described in Note 20—FHLBNY Membership and Borrowings. As prescribed in the FHLB of NY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLB of NY stock, these securities have been classified as Level 3.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate account assets:	$21,977
Real estate properties and real estate joint ventures
Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.0%	6.5%
			Terminal capitalization rate	4.5%–7.0%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.8%
Industrial properties		Income approach—discounted cash flow	Discount rate	5.5%–8.9%	6.8%
			Terminal capitalization rate	4.5%–8.3%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.5%	5.0%
Residential properties		Income approach—discounted cash flow	Discount rate	5.0%–8.0%	6.1%
			Terminal capitalization rate	3.5%–6.5%	4.8%
		Income approach—direct capitalization	Overall capitalization rate	3.3%–6.0%	4.3%
Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.5%	6.4%
			Terminal capitalization rate	4.3%–8.8%	5.2%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–8.8%	4.7%

56	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage loans payable	$(2,238)
Office and industrial properties		Discounted cash flow	Loan to value ratio	37.7%–69.5%	45.6%
			Equivalency rate	3.7%–5.2%	3.9%
		Net present value	Loan to value ratio	37.7%–69.5%	45.6%
			Weighted average cost of capital risk premium multiple	1.2–1.5	1.3
Residential properties		Discounted cash flow	Loan to value ratio	28.1%–64.2%	38.6%
			Equivalency rate	3.3%–3.6%	3.4%
		Net present value	Loan to value ratio	28.1%–64.2%	38.6%
			Weighted average cost of capital risk premium multiple	1.1–1.5	1.3
Retail properties		Discounted cash flow	Loan to value ratio	17.9%–56.0%	32.7%
			Equivalency rate	3.1%–4.4%	3.8%
		Net present value	Loan to value ratio	17.9%–56.0%	32.7%
			Weighted average cost of capital risk premium multiple	1.1–1.4	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Loan receivable	$299
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	59.4%–77.3%	75.1%
			Equivalency rate	4.2%–8.3%	6.2%

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral),

TIAA Separate Account VA-1 ∎ Statement of Additional Information	57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (dollars in millions):

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$706	$—	$26	$—	$732	$753	$(21)	$—	$732	0.24%	0.25%
FHLB capital stock	81	—	—	—	81	101	(20)	—	81	0.03%	0.03%
On deposit with states	18	—	—	—	18	18	—	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	332	—	—	—	332	79	253	—	332	0.11%	0.11%
Other restricted assets	—	—	42	—	42	46	(4)	—	42	0.01%	0.01%
Total restricted assets	$1,137	$—	$68	$—	$1,205	$997	$208	$—	$1,205	0.40%	0.41%

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$649	$—	$104	$—	$753	$853	$(100)	$—	$753	0.26%	0.27%
FHLB capital stock	101	—	—	—	101	96	5	—	101	0.03%	0.04%
On deposit with states	18	—	—	—	18	6	12	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	79	—	—	—	79	14	65	—	79	0.03%	0.03%
Other restricted assets	$—	$—	$46	$—	$46	$51	$(5)	$—	$46	0.02%	0.02%
Total restricted assets	$847	$—	$150	$—	$997	$1,020	$(23)	$—	$997	0.35%	0.37%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged. The other restricted assets represents real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (dollars in millions):

	2017
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$34	$34	0.01%	0.01%
Securities lending collateral assets	706	706	0.27%	0.27%
Total collateral assets	$740	$740	0.28%	0.28%

58	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2017
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$740	0.33%

	2016
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$479	$479	0.19%	0.19%
Securities lending collateral assets	649	649	0.25%	0.26%
Total collateral assets	$1,128	$1,128	0.44%	0.45%

	2016
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$1,128	0.53%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2017, counterparties pledged $94 million of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2017, the Company pledged the following collateral and margin to its counterparties, (in millions):

Cash collateral and margin	$285
Securities collateral and margin	$44

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value of all derivative contracts which, as of December 31, 2017, is $291 million.

Commodity Forward Contracts: The Company enters into crude oil forward contracts to hedge against the effect of fluctuations in crude oil prices on certain equity investments. This type of derivative instrument is traded OTC-bilateral and the Company is exposed to both market and counterparty risk. The changes in the carrying value of crude oil forward contracts are recognized as unrealized gains or losses. Derivative instruments used in economic hedging transactions that do not quality for hedge accounting treatment are accounted for at fair value.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2017 is $283 million for which the Company posted collateral of $254 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Asset Swaps: The Company enters into an asset swap contract to exchange the cash flows of a fixed interest rate bond with a short duration for the cash flows of a fixed rate bond with a longer duration, or vice versa. The Company may also exchange the cash flows of a fixed interest rate bond for the cash flows of a variable rate bond, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Asset swaps held in economic hedging relationships are carried and reported at fair value. Asset swaps used in accounting effective hedging relationships or replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Total Return Swaps: The Company enters into a total return swap contract to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Total return swaps held in hedging relationships are carried and reported at fair value. Total return swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

60	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	December 31, 2017		December 31, 2016
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(21)	$6	$(1)	$(1)
Total qualifying hedge relationships	(21)	6	(1)	(1)
Non-qualifying hedge relationships
Commodity forwards	(18)	(40)	—	—
Foreign currency swaps	(544)	31	113	52
Foreign currency forwards	(161)	(132)	70	74
Interest rate contracts	(1)	—	(4)	—
Purchased credit default swaps	5	—	4	—
Total non-qualifying hedge relationships	$(719)	$(141)	$183	$126
Derivatives used for other than hedging purposes	—	5	—	—
Total derivatives	$(740)	$(130)	$182	$125

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. Index positions represent replications where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been sold by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index.

The Company writes contracts on the “Senior” (7% to 15%) tranche of the Dow Jones North American Investment Grade Index Series 25, 27 and 29 (DJ.NA.IG.25, DJ.NA.IG.27 and DJ.NA.IG.29, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Senior” (35%–100%) tranche of the Dow Jones North American High Yield Index Series 27 (DJ.NA.HY.27), whereby the Company is obligated to perform should the default rate of the index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The values

TIAA Separate Account VA-1 ∎ Statement of Additional Information	61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2017			December 31, 2016
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$5	$—	1	$5	$—	2
	Credit default swaps on indices	5,967	185	4	5,957	67	4
	Subtotal	5,972	185	4	5,962	67	4
2 High quality	Single name credit default swaps	25	—	1	25	—	2
	Credit default swaps on indices	450	10	3	450	8	4
	Subtotal	475	10	3	475	8	4
3 Medium quality	Single name credit default swaps	10	—	1	40	6	4
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	10	—	1	40	6	4
Total		$6,457	$195	4	$6,477	$81	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than hedging Purposes. The fair value of derivative assets and liabilities appear in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves (in millions):

		Summary of Derivative Positions
		December 31, 2017			December 31, 2016
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Effective asset swaps	Assets	$810	$—	$(36)	$—	$—	$—
	Liabilities	—	—	—	—	—	—
Foreign currency swap contracts	Assets	37	3	4	70	13	15
	Liabilities	158	(24)	(36)	168	(14)	(30)
Total qualifying hedge relationships		$1,005	$(21)	$(68)	$238	$(1)	$(15)
Non-qualifying hedge relationships
Commodity forwards	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	115	(18)	(18)	—	—	—
Interest rate contracts	Assets	66	3	3	109	4	4
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	1,980	123	123	3,193	363	363
	Liabilities	3,449	(341)	(341)	810	(36)	(36)
Foreign currency forwards	Assets	129	2	2	2,405	91	91
	Liabilities	2,453	(73)	(73)	68	—	—
Purchased credit default swaps	Assets	—	—	—	—	—	—
	Liabilities	521	(14)	(14)	667	(11)	(11)
Total non-qualifying hedge relationships		$8,713	$(318)	$(318)	$7,252	$411	$411
Derivatives used for other-than-hedging purposes
Written credit default swaps	Assets	$6,417	$113	$195	$6,437	$55	$80
	Liabilities	40	—	—	40	(1)	—
Asset swaps and total return swaps	Assets	35	—	—	35	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other-than-hedging purposes		$6,492	$113	$195	$6,512	$54	$80
Total derivatives		$16,210	$(226)	$(191)	$14,002	$464	$476

62	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2017	2016
TIAA Real Estate Separate Account	$25,175	$24,608
TIAA Separate Account VA-3	10,381	7,551
TIAA Separate Account VA-1	1,075	963
TIAA Stable Value	965	635
Total	$37,596	$33,757

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the Real Estate Separate Account cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$460	$—	$4,547	$5,007
Reserves
For accounts with assets at:
Fair value	$—	$—	$36,388	$36,388
Amortized cost	932	—	—	932
Total reserves	$932	$—	$36,388	$37,320

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932
At fair value	—	—	36,388	36,388
Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$280	$—	$4,491	$4,771
Reserves
For accounts with assets at:
Fair value	$—	$—	$32,811	$32,811
Amortized cost	614	—	—	614
Total reserves	$614	$—	$32,811	$33,425

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$614	$—	$—	$614
At fair value	—	—	32,811	32,811
Total reserves	$614	$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$156	$—	$4,102	$4,258
Reserves
For accounts with assets at:
Fair value	$—	$—	$29,258	$29,258
Amortized cost	394	—	—	394
Total reserves	$394	$—	$29,258	$29,652

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$394	$—	$—	$394
At fair value	—	—	29,258	29,258
Total reserves	$394	$—	$29,258	$29,652

*	Withdrawable at book value without adjustment or charge.

64	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2017	2016	2015
Transfers reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$5,296	$5,092	$4,539
Transfers from separate accounts	(4,173)	(3,241)	(2,814)
Reconciling adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,123	$1,851	$1,725

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	12/31/2017	12/31/2016
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$4,159	$4,115

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

As of December 31, 2017 and 2016, the Company had $364 million and $405 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (dollars in millions):

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$36,388	$36,388	14.9%
At book value without adjustment (minimal or no charge or adjustment)	56,466	932	—	57,398	23.5%
Not subject to discretionary withdrawal	150,005	—	—	150,005	61.6%
Total (gross)	$206,471	$932	$36,388	$243,791	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$206,471	$932	$36,388	$243,791

TIAA Separate Account VA-1 ∎ Statement of Additional Information	65

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$32,811	$32,811	14.0%
At book value without adjustment (minimal or no charge or adjustment)	53,544	614	—	54,158	23.2%
Not subject to discretionary withdrawal	146,757	—	—	146,757	62.8%
Total (gross)	$200,301	$614	$32,811	$233,726	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$200,301	$614	$32,811	$233,726

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and administrative services to TIAA, FSB and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with its wholly-owned subsidiary, Nuveen, for the Company to provide and receive general services at cost inclusive of charges for overhead.

The Company allocated expenses of $2,252 million, $2,080 million and $2,083 million to its various subsidiaries and affiliates for the years ended December 31, 2017, 2016 and 2015, respectively. These allocated expenses are not included in the Company’s net operating expenses. The expense allocation process determines the portion of the total investment and operating expenses attributable to each legal entity and each line of business within an entity. Every month the Company allocates incurred expenses to each line of business and its affiliates. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, updated and amended annually as of May 1, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, updated and amended annually as of May 1, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis in accordance with an Administrative Service Agreement, updated and amended annually as of May 1. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $808 million, $860 million, and $971 million for the years ended December 31, 2017, 2016 and 2015, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2017 and 2016, the Company held $907 million and $1,004 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

66	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2017 or December 31, 2016.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$6,586	$205	$6,791	$10,734	$621	$11,355	$(4,148)	$(416)	$(4,564)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	6,586	205	6,791	10,734	621	11,355	(4,148)	(416)	(4,564)
d) Deferred Tax Assets Non-admitted	3,720	—	3,720	7,030	—	7,030	(3,310)	—	(3,310)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	2,866	205	3,071	3,704	621	4,325	(838)	(416)	(1,254)
f) Deferred Tax Liabilities	413	694	1,107	135	982	1,117	278	(288)	(10)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$2,453	$(489)	$1,964	$3,569	$(361)	$3,208	$(1,116)	$(128)	$(1,244)

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	5,151	xxx	xxx	4,851	xxx	xxx	300
c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	945	162	1,107	603	514	1,117	342	(352)	(10)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,866	$205	$3,071	$3,704	$621	$4,325	$(838)	$(416)	$(1,254)

	2017	2016
Ratio percentage used to determine recovery period and threshold limitation amount	812%	990%
Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$34,340	$32,343

	12/31/2017		12/31/2016		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted Gross DTAs Amount From Above	$6,586	$205	$10,734	$621	$(4,148)	$(416)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs Amount From Above	$2,866	$205	$3,704	$621	$(838)	$(416)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	7.33%	—%	9.70%	—%	(2.37)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	67

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Income taxes incurred consist of the following major components (in millions):

	12/31/2017	12/31/2016	12/31/2015
Current Income Tax:
Federal income tax expense (benefit)	$(698)	$(484)	$(603)
Foreign taxes	—	—	—
Subtotal	$(698)	$(484)	$(603)
Federal income taxes expense on net capital gains	619	1,089	405
Generation/(utilization) of loss carry-forwards	79	(605)	198
Intercompany tax sharing expense/(benefit)	11	17	(83)
Other	(15)	(1)	—
Federal and foreign income tax expense / (benefit)	$(4)	$16	$(83)

	12/31/2017	12/31/2016	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$543	$248	$295
Investments	772	1,564	(792)
Deferred acquisition costs	15	24	(9)
Policyholder dividends accrual	395	675	(280)
Fixed assets	257	387	(130)
Compensation and benefits accrual	168	253	(85)
Receivables – non-admitted	43	104	(61)
Net operating loss carry-forward	816	1,349	(533)
Tax credit carry-forward	21	42	(21)
Other (including items < 5% of total ordinary tax assets)	481	599	(118)
Intangible assets – business in force and software	3,075	5,489	(2,414)
Subtotal	$6,586	$10,734	$(4,148)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	3,720	7,030	(3,310)
Admitted ordinary deferred tax assets	$2,866	$3,704	$(838)

Capital:
Investments	$186	$621	$(435)
Real estate	19	—	19
Subtotal	$205	$621	$(416)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	205	621	(416)
Admitted deferred tax assets	$3,071	$4,325	$(1,254)

	12/31/2017	12/31/2016	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$—	$129	$(129)
Reserves transition adjustment	410	—	410
Other (including items < 5% of total ordinary tax liabilities)	3	6	(3)
Subtotal	$413	$135	$278
Capital:
Investments	694	982	(288)
Subtotal	$694	$982	$(288)
Deferred tax liabilities	$1,107	$1,117	$(10)

Net Deferred Tax:
Assets/Liabilities	$1,964	$3,208	$(1,244)

68	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2017 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$574	35.00%
Dividends received deduction	(67)	(4.09)
Amortization of interest maintenance reserve	(68)	(4.15)
Statutory impairment of affiliated common stock	108	6.59
Tax effect of unrealized capital (loss) gain	236	14.39
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Other	(22)	(1.34)
Total statutory income taxes	$4,550	277.44%

Federal and foreign income tax incurred (benefit) expense	$(4)	(0.24)%
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Change in net deferred income tax charge (benefit)	765	46.64
Total statutory income taxes	$4,550	277.44%

At December 31, 2017, the Company has net operating loss carry forwards with expiration dates through the year 2032 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2004	$157	2019
2008	1,017	2023
2012	1,291	2027
2014	445	2029
2015	787	2030
2016	2	2031
2017	187	2032
Total	$3,886

At December 31, 2017, the Company has foreign tax credit carry forwards with expiration dates through the year 2025 (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2013	$4	2023
2014	13	2024
2015	5	2025
Total	$22

At December 31, 2017, and 2016, the Company has no capital loss carry forwards.

At December 31, 2017, the Company has general business credits of $32 million generated during the years 2004 to 2016 and expiring between 2024 to 2036.

The Company did not incur federal income taxes expense for 2017 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) Covariance Capital Management, Inc.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	69

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

5) CustomerOne Financial Network, Inc.

6) Elite Lender Services, Inc.

7) EverBank Commercial Finance, Inc.

8) EverBank Financial Corp.

9) EverBank Wealth Management, Inc.

10) EverInsurance, Inc.

11) EverTrade Direct Brokerage, Inc.

12) GreenWood Resources, Inc.

13) JWL Properties, Inc.

14) MyVest Advisors Corporation

15) MyVest Corporation

16) ND Properties, Inc.

17) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

18) Nuveen Holdings, Inc.*

19) Nuveen Holdings I, Inc.*

20) Nuveen Investments, Inc.*

21) Nuveen Investments Holdings, Inc.*

22) Nuveen Securities, LLC*

23) Oleum Holding Company, Inc.

24) T-C Europe Holdings, Inc.

25) T-C SP, Inc.

26) T-Investment Properties Corp.

27) TCT Holdings, Inc.

28) Teachers Personal Investors Service, Inc.

29) Terra Land Company

30) TIAA-CREF Life Insurance Company

31) TIAA Board of Overseers

32) TIAA-CREF Tuition Financing, Inc.

33) TIAA-CREF Trust Company, FSB

34) Tygris Asset Finance, Inc.

35) Tygris Commercial Finance Group, Inc.

36) Westchester Group Asset Management, Inc.

37) Westchester Group Farm Management, Inc.

38) Westchester Group Investment Management, Inc.

39) Westchester Group Investment Management Holding Company, Inc.

40) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen Holdings I, Inc. will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes are ($17) million and ($22) million at December 31, 2017 and 2016, respectively.

The Company’s tax years 2010 through 2012 and 2014 through 2017 are open to examination by the IRS.

The Tax Cuts and Jobs Act (the “Act”) was signed into law by the President on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions that will affect businesses. The Act reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, as well as, reform to the US international tax system.

The Company’s deferred tax assets and liabilities as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the deferred tax assets and liabilities will be settled or realized. The change in net deferred taxes due to the re-measurement of the deferred tax assets and liabilities is $3,789 million and impacts the 2017 effective tax rate by 231%. Furthermore, the Company has evaluated and considered the impacts of the Act to our assessment of the realizability of our deferred tax assets and have concluded that no change as of December 31, 2017 is necessary.

70	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

In February 2018 the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

The impact of the Act to DTA admissibility under SSAP 101 is currently under evaluation. Our net admitted DTA is computed based on reasonable estimates and guidance available as of the date of this filing.

In evaluating the impact of reform to the US international tax system, the Company has estimated that no material liability will be due for the transition tax provisions provided in the Act.

Any subsequent adjustment to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $58 million, $55 million and $53 million for the years ended December 31, 2017, 2016 and 2015, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2017	2016	2015
Benefit obligation	$41	$42	$44
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2017	2016	2015
Benefit obligation	$102	$94	$104
Net period benefit cost	$1	$2	$4

Note 18—reinsurance

Reinsurance transactions included in the statutory basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2017	2016	2015
Direct premiums	$16,657	$16,608	$13,673
Ceded premiums	(13)	(14)	(14)
Net premiums	$16,644	$16,594	$13,659

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	71

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2017 and 2016, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2017 and 2016 that resulted in default.

As of December 31, 2017 and 2016, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2017, the estimated fair value of the Company’s securities on loan under the program was $689 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2017, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $706 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2017.

Of the cash collateral received from the program, $516 million is held as cash as of December 31, 2017, with the remaining $190 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$516	$516
30 Days or less	190	190
Total collateral reinvested	$706	$706

As of December 31, 2016 the estimated fair value of the Company’s securities on loan under the program was $634 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2016, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $649 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2016.

Of the cash collateral received from the program, $394 million was held as cash as of December 31, 2016, with the remaining $255 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$394	$394
30 Days or less	255	255
Total collateral reinvested	$649	$649

72	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $14,757 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	81	81	—	101	101	—
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$81	$81	$—	$101	$101	$—

Membership stock at December 31, 2017 and 2016, is not eligible for redemption.

The Company did not have any borrowings outstanding as of December 31, 2017 or 2016. Therefore, no collateral was pledged by the Company to the FHLBNY as of either year end.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
General account	$670	$620	$615	$627	$521	$575
Separate account	—	—	—	—	—	—
Total	$670	$620	$615	$627	$521	$575

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Debt	$615	$615	$—	$575	$575	$—
Funding agreements	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total	$615	$615	$—	$575	$575	$—

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2017	2016
Change in net unrealized capital gains (losses)	$1,070	$(481)
Change in asset valuation reserve	(1,221)	(257)
Change in net deferred income tax	(4,554)	(272)
Change in non-admitted assets	3,402	364
Change in post-retirement benefit liability	(5)	4

As of December 31, 2017 and 2016, the portion of contingency reserves represented by cumulative net unrealized gains was $2,857 million and $1,787 million, gross of deferred taxes, respectively.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	73

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2017 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and/or Interest Paid Inception to Date	Date of Maturity
12/16/2009	6.850%	$1,050	$1,049	$72	$575	12/16/2039
09/18/2014	4.900%	1,650	1,649	81	242	09/15/2044
09/18/2014	4.375%*	350	349	15	46	09/15/2054
05/08/2017	4.270%	2,000	1,994	44	44	05/15/2047
Total		$5,050	$5,041	$212	$907

*	The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

74	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2017, the Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2017, the capital and surplus of TIAA-CREF Life Insurance Company was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2017.

The Company has agreed that it will cause TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), a direct wholly owned subsidiary, to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which are payable based upon contractual terms during 2017 and 2018. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by Nuveen Finance. Nuveen Finance paid $169 million of the liability during 2017, resulting in a remaining liability of $109 million as of December 31, 2017.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 9, 2018. As of December 31, 2017, $30 million of this facility was maintained on a committed basis, and there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2017, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,500 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA, FSB. This line has an expiration date of September 12, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, Investments, Inc. This line has an expiration date of December 30, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2017, there was an outstanding balance of $14 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2017, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	75

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2018, the date the financial statements were available to be issued.

Effective January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of TIAA’s wholly-owned subsidiary Nuveen, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company.

In association with the implementation of the Investment Management Agreements stated above, as TIAA acts as the advisor on behalf of TIAA-CREF Life, effective January 1, 2018, the Company amended and restated its Investment Management Agreement with TIAA-CREF Life.

Effective January 1, 2018, the Company entered into an Omnibus Service Agreement with its wholly-owned subsidiary Nuveen, pursuant to which Nuveen directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead.

Simultaneous with the effectiveness of the Investment Management Agreements, the Company amended the General Service and Facilities Agreement pursuant to which Nuveen provides services to the Company to remove any investment management services from the aforementioned agreement.

Effective February 6, 2018, the Company entered into a Service Agreement with TIAA, FSB for TIAA, FSB to provide general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead.

76	Statement of Additional Information ∎ TIAA Separate Account VA-1

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors are among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options backdating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa.org).

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II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

• submitting shareholder resolutions

• withholding or voting against one or more directors

• requesting other investors to support our initiatives

• engaging in collaborative action with other investors

• engaging in public dialogue and commentary

• supporting an election contest or change of control transaction

• conducting a proxy solicitation

• seeking regulatory or legislative relief

• commencing or supporting litigation

• pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term

78     Statement of Additional Information  ■  TIAA Separate Account VA-1

losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.  TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.  TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.  TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4. TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5. TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.  TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

• Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

• Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

• Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and minority shareholders too little.

• Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

• Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

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• Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

• Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.  Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.  One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9. Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

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10. Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11. Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12. Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions that invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1. Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2. Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3. Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4. Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5. Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the lifeblood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6. Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7. Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from

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dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8. Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9. Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a one size fits all approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted

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broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2. Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3. Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5. Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1. Directors should be elected annually by a majority rather than a plurality of votes cast.*

2. In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3. In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4. Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5. Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4. Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit

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Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2. Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4. Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty or loyalty) has occurred, then directors should not be indemnified.

5. Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total

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compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1. Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2. Each committee should have the power to hire independent experts and advisors.

3. Each committee should report to the full board on the issues and decisions for which it is responsible.

4. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1. Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3. Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

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4. Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5. Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6. The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations, especially if such information is inconsistent with the company’s compensation philosophy.

7. Compensation Committees should work only with consultants who are independent of management.

8. Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9. Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10. If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1. The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2. All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3. Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4. Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5. Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6. Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7. Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8. Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9. Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10. Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11. Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12. Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1. The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2. The disclosure should explain how the program seeks to identify and reward the value added by management.

3. The disclosure should identify how compensation is linked to long-term sustainable value creation.

4. Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5. When possible, charts should be used in conjunction with narratives to enhance comprehension.

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6. When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7. Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8. Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9. Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10. Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11. If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

• A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

• Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

• Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

• Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national

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and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense of shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in

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accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one size fits all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders’ meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

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Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection;

• Whether the provisions of the device are in line with generally accepted governance principles;

• Whether the company has submitted the device for shareholder approval; and

• Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

• Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•  Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

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• Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

• Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

• Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

• Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

• Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

TIAA Separate Account VA-1  ■  Statement of Additional Information     91

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Proxy access:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. We firmly believe that proxy access is an important shareholder right that should be implemented with sensible standards and used responsibly. In making our voting decision, we will consider several factors including but not limited to: current performance of the company, minimum filing thresholds, existing governance issues and board/management responsiveness to material shareholder concerns.

92     Statement of Additional Information  ■  TIAA Separate Account VA-1

[This page intentionally left blank.]

TIAA

730 Third Avenue

New York, NY 10017

a

Printed on paper containing recycled fiber	A10893 (5/18)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2017 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1) Resolution	of the Board of Trustees of TIAA establishing the Registrant (1)(6)

(2)	(A) Rules and Regulations of the Registrant (2)(6)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (2)(6)

(C) Amendment to the Rules and Regulations of Registration (9)

(D) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006 (14)

(3)	(A) Custodial Services Agreement between TIAA and Bankers Trust Company (3)(6)

(B) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto (15)

(4)	(A) Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)(6)

(B) Amendment dated May 1, 2016 to Investment Management Agreement*

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. (“TPIS”) dated September 15, 1994 (“Distribution Agreement”) (2)

(B) Amendment dated August 1, 1995 to Distribution Agreement (4)

(C) Amendment dated November 3, 1997 to Distribution Agreement (5)

(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(E) Assignment and Assumption Agreement dated May 1, 2013 by and between TIAA, the Registrant, TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”)(19)

(F) Amendment dated May 1, 2016 to Distribution Agreement*

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)

(B) Forms of new Teachers Personal Annuity Contracts (11)

(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)(6)

(7)	Form of Application for Teachers Personal Annuity Contract (2)(6)

(8)	(A) Charter of TIAA, as amended (2)(6)(8)(10)(16)(21)

(B) Bylaws of TIAA, as amended (2)(6)(8)(10)(16)(21)

(C) Amendment to Charter of TIAA (22)

(9)	None

(10)(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended (11)

(B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(C) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (15)

(D) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (15)

(11)(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)

(B) Amendment dated August 1, 1995 to Administration Agreement (4)

(C) Amendment dated June 1, 2005 to Administration Agreement (13)

(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007 (15)

(12)(A) Opinion and Consent of Kenneth W. Reitz, Esq.*

(B) Consent of Dechert LLP*

(13)(A) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)*

(B) Consent of PricewaterhouseCoopers LLP (with respect to TIAA)*

(14) None

(15) Seed Money Agreement by and between TIAA and the Registrant (2)(6)

(16) Schedule of Computation of Performance Information (2)(6)(8)(10)

(17)(A) Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (7)

(B) TIAA Investment Policy (10)

(C) CREF Investment Policy State (10)

(D) Amended Code of Ethics and Policy Statement on Personal Trading (12)

(E) Code of Ethics (CREF, Funds and Advisers) (17)

(F) Nuveen Code of Ethics*

(G) Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex*

(H) Advisors and TCIM Employee Trading Supplemental Policy*

(18) Powers of Attorney

(A) Power of Attorney for Thomas J. Kenny (18)

(B) Power of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, Bridget A. Macaskill, James M. Poterba, Maceo K. Sloan and Laura T. Starks (20)

(C) Power of Attorney for Janice C. Eberly*

*	Filed herewith.

(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124).

(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).

(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).

(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 14 to Form N-3 dated May 1, 2007 (File No. 33-79124) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 15 to Form N-3 dated May 1, 2008 (File No. 33-79124) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 17 to Form N-3 dated May 1, 2010 (File No. 33-79124) and incorporated herein by reference.

(17)	Previously filed in Post-effective Amendment No. 18 to Form N-3 dated May 1, 2011 (File No. 33-79124) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 19 to Form N-3 dated May 1, 2012 (File No. 33-79124) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 20 to Form N-3 dated May 1, 2013 (File No. 33-79124) and incorporated herein by reference.

(20)	Previously filed in Post-effective Amendment No. 21 to Form N-3 dated May 1, 2014 (File No. 33-79124) and incorporated herein by reference.

(21)	Previously filed in Post-effective Amendment No. 22 to Form N-3 dated May 1, 2015 (File No. 33-79124) and incorporated herein by reference.

(22)	Previously filed in Post-effective Amendment No. 23 to Form N-3 dated May 1, 2016 (File No. 33-79124) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Jeffrey R. Brown Josef and Margot Lakonishok Professor of Business and Dean of the Gies College of Business at the University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Trustee	None

James R. Chambers Former Director, President and Chief Executive Officer Weight Watchers International, Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Roger W. Ferguson, Jr. 730 Third Avenue New York, NY 10017-3206	Trustee	President and Chief Executive Officer

Lisa W. Hess President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant

Edward M. Hundert, M.D.

Dean for Medical Education and Daniel D. Federman, M.D., Professor-in-Residence of Global Health and Social Medicine and Medical Education

Harvard Medical School

Harvard University

730 Third Avenue

New York, NY 10017-3206

	Trustee	None

Lawrence H. Linden Founding Trustee Linden Trust for Conservation 730 Third Avenue New York, NY 10017-3206	Trustee	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Sidney A. Ribeau Professor of Communications Howard University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Dorothy K. Robinson Of Counsel K&L Gates 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Kimberly M. Sharan Former President of Financial Planning and Wealth Strategies and Chief Marketing Officer Amerprise Financial 730 Third Avenue New York, NY 10017-3206	Trustee	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, NY 10017-3206	Trustee and Chairman	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Vijay Advani TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, CEO, Nuveen	Executive Vice President

Kathie Andrade TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, CEO, Retail Financial Services	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Mona Bhalla TIAA 730 Third Avenue New York, New York 10017-3206	Senior Managing Director and Corporate Secretary	Senior Managing Director and Corporate Secretary

Sue A. Collins TIAA 730 Third Avenue New York, New York 10017-3206	Senior Vice President and Chief Actuary	None

Roger W. Ferguson, Jr. TIAA 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Stephen B. Gruppo TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President and Chief Risk Officer	Executive Vice President

Rahul Merchant TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, Chief Technology and Operations Officer	None

Jose Minaya TIAA 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments	Executive Vice President

J. Keith Morgan TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, Chief Legal Officer	Executive Vice President, Chief Legal Officer

Ronald R. Pressman TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, CEO, Institutional Financial Services	Executive Vice President

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Glenn Richter TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Administrative Officer	None

Christopher A. Van Buren TIAA 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Deputy Chief Risk Officer	Executive Vice President

Virginia M. Wilson TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President and Chief Financial Officer	None

Sean Woodroffe TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President and Chief Human Resources Officer	Executive Vice President

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, LLC (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Management Committee of the Registrant is the same as the board of the TIAA-CREF Life Funds and the TIAA-CREF Funds, each of which has Teachers Advisors, LLC, or an affiliate, as its investment adviser. In addition, the Registrant and the TIAA-CREF Life Funds and the TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the TIAA-CREF Life Funds and the TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number of Contractowners

As of March 1, 2018, there were 15,999 contracts in force.

Item 33. Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

TIAA-CREF Institutional & Individual Services, LLC (“Services”) acts as the principal underwriter for the Registrant. The Managers of Services are Kathie Andrade, Rashmi Badwe, William Griesser, Eric T. Jones, Angela Kahrmann, Catherine McCabe and Christopher Weyrauch. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Angela Kahrmann	President & Chief Operating Officer	None
Christopher Weyrauch	Chairman of the Board of Managers & Chief Executive Officer	None
Catherine McCabe	Senior Managing Director, Field Consulting Group	None
Christy Lee	Chief Financial Officer & Controller	None
Julie-Ann Sunhee Cunningham	Senior Director, Brokerage Risk Controls	None
Steven Butzine	Anti-Money Laundering Officer	None
William Griesser	Vice President	None
Christopher Baraks	Vice President, Corporate Tax	None
Gerald McCarthy	Vice President, Corporate Tax	None
Adam Elmore	Vice President	None
Pamela Lewis Marlborough	Vice President, Chief Legal Officer & Assistant Secretary	None
Samuel Turvey	Chief Compliance Officer	None
Christienne Berthelsen	Manager, Compliance Officer	None
Adrienne Bishop	Manager, Compliance Officer	None
Raymond Bellucci	Vice President	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
Hal W. Moody	Senior Director, Product Management	None
Patricia Adams	Managing Director, Broker/Dealer Operations	None
Marjorie Pierre-Merritt	Secretary	None
Ann Medeiros	Assistant Secretary	None
Janet Acosta	Assistant Secretary	None
Nicholas Cifelli	Assistant Secretary, Limited to Corporate Tax Matters	None

* The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 36. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Iron Mountain, 64 Leone Lane, Chester, NY 10918 and 22 Kimberly Road, East Brunswick, NJ 08816.

Item 37. Management Services

Not Applicable.

Item 38. Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina on the 26 day of April, 2018.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Carol W. Deckbar
Carol W. Deckbar
Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Carol W. Deckbar Carol W. Deckbar	Executive Vice President (Principal Executive Officer)	April 26, 2018

/s/ E. Scott Wickerham E. Scott Wickerham	Principal Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 26, 2018

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

* Forrest Berkley	April 26, 2018	* Thomas J. Kenny	April 26, 2018

* Janice C. Eberly	April 26, 2018	* Bridget A. Macaskill	April 26, 2018

* Nancy A. Eckl	April 26, 2018	* James M. Poterba	April 26, 2018

* Michael A. Forrester	April 26, 2018	* Maceo K. Sloan	April 26, 2018

		* Laura T. Starks	April 26, 2018

* Howell E. Jackson	April 26, 2018

/s/ Rachael M. Zufall	April 26, 2018
Rachael M. Zufall as attorney-in-fact

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4(B)	Amendment dated May 1, 2016 to Investment Management Agreement

5(F)	Amendment dated May 1, 2016 to Distribution Agreement

12(A)	Opinion and Consent of Kenneth W. Reitz, Esq.

12(B)	Consent of Dechert LLP

13(A)	Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)

13(B)	Consent of PricewaterhouseCoopers LLP (with respect to TIAA)

17(F)	Nuveen Code of Ethics

17(G)	Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex

17(H)	Advisors and TCIM Employee Trading Supplemental Policy

18(B)	Power of Attorney for Janice C. Eberly